                                                                  EXHIBIT 10(ii)

                                 PROMISSORY NOTE



$315,000                                                       February 14, 2001



         FOR VALUE RECEIVED, IntelliReady, Inc and its wholly owned subsidiary, IntelliReady of Colorado, Inc., both Colorado Corporations (hereinafter, collectively referred as the "Borrower") promise to pay to the order of First Western Industries, LLC d/b/a New West Holdings, LLC, a Colorado entity, (hereinafter, "Lender") at Lender's offices at 5567 S. Perry Park Road, Sedalia, CO, 80135, or at such other place as the holder of this Note may from time to time designate, in lawful money of the United States of America, the principal sum of Three Hundred, Fifteen Thousand Dollars ($315,000). This amount reflects the monies transferred from Lender and/or its subsidiaries, to Borrower, through February 14, 2001, which the parties agreed were loans to Borrower. These amounts are detailed in Exhibit A attached. The following terms shall apply to this Note.

                  1. INTEREST RATE. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full, interest shall accrue on the principal balance from time to time outstanding at ten percent (10%).

                  2. REPAYMENT. Interest accrued hereunder on the outstanding principal amount shall be paid annually in arrears, beginning on February 1, 2002, or earlier with repayment of the entire amount of principal. The entire amount of principal outstanding, together with all accrued unpaid interest thereon at the rates hereinabove specified, shall be paid on demand of the Lender. In the event that Borrower shall successfully complete an equity raise whether by a Regulation D private placement, a public offering or through a merger or acquisition of an existing entity with more than $1,000,000 of unrestricted cash, Borrower shall immediately repay the entire principle balance and accrued interest on this Note.

         IntelliReady, Inc. and IntelliReady of Colorado, Inc. acknowledge that they have joint and several liability.

         This Promissory Note is entered into this 22nd day of March 2001 to be effective the 14th day of February 2001.

                                               Lender:

                                               New West Holdings, LLC


                                               ----------------------------
                                               Thomas J. Wiens, CEO


                                               Borrower:

                                               IntelliReady, Inc.


                                               ---------------------------
                                               Scott Campbell, CEO


                                               IntelliReady of Colorado, Inc.


                                               ---------------------------
                                               Scott Campbell, CEO

                                                                  EXHIBIT 10(ii)

EXHIBIT A
PROMISSORY NOTE - AMOUNTS BORROWED


                                              AMOUNT
                       DATE                  BORROWED
                       ----                 ----------
                    June 22, 2000           $    5,000
                 January 16, 2001                5,000
                 January 16, 2001              111,240
                 January 18, 2001               32,000
                 January 19, 2001               20,000
                 January 22, 2001               17,500
                 January 31, 2001                7,000
                 February 2, 2001                5,000
                 February 5, 2001                  500
                February 13, 2001               67,636
                February 14, 2001               44,124
                                            ----------
                                            $  315,000
                                            ==========